                                                                 EXHIBIT 10.1.18

                                PLEDGE AGREEMENT


     FOR VALUE RECEIVED, STEPHEN C. HILBERT (hereinafter referred to as "PLEDGOR"), hereby transfers, assigns, delivers, sets over, hypothecates and pledges to CONSECO, INC. ("LENDER"), and grants to Lender a security interest in, all of Pledgor's right, title and interest in and to the following (referred to herein collectively as the "COLLATERAL"):


     (a) All of Pledgor's right, title and interest in and to all of the common capital stock of Conseco, Inc. identified on EXHIBIT A attached hereto and made a part hereof for all purposes (such corporation hereinafter being referred to as "ISSUER") now owned by Pledgor (collectively, the "PLEDGED STOCK"), together with all certificates representing the Pledged Stock and all cash, securities, dividends, interest and other property at any time and from time to time declared, received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock, and all securities hereafter delivered to Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, together with all cash, securities, interest, dividends and other property at any time and from time to time declared, received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (all of the foregoing being referred to herein collectively as the "STOCK COLLATERAL");


     (b) All income, payments and other distributions on or with respect to the Stock Collateral; and


     (c) All "proceeds" (as such term is defined in Section 9-306 of the Indiana Uniform Commercial Code, as amended) of property described in
          (a), (b), or (c) above.


     The pledge and security interest hereby made and granted to Lender is given to secure the performance and payment when due of the Indebtedness. As used herein, the term "INDEBTEDNESS" shall mean, collectively:

          (1) all indebtedness, obligations and liabilities, and all renewals and extensions thereof, now or hereafter owed by Pledgor to Lender, and evidenced by, arising under or in connection with or by virtue of the Note or the Loan, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated;



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          (2)  all extensions, renewals, amendments, restatements or replacements of the foregoing, together with all costs, expenses and reasonable attorneys' fees incurred by Lender in the enforcement or collection of any of the foregoing; and

          (3) all costs, expenses and reasonable attorneys' fees incurred by Lender in the enforcement or collection of any of the foregoing or in the enforcement of this Pledge Agreement.


As used in this Pledge Agreement, the term "NOTE" means the Promissory Note, dated of even date, executed by Pledgor to the order of Lender in the original principal amount of $23,000,000.00, as the same may be amended, renewed, extended, replaced and/or restated from time to time and at any time. As used in this Pledge Agreement, the term "LOAN" means the loan in the original principal sum of $23,000,000 made by Lender to Pledgor and which is evidenced by the Note.


     Pledgor represents and warrants to and agrees with Lender as follows:

     1. Delivery of Possession/Representations and Warranties. Within ten (10) days of the date of execution of this Pledge Agreement, and subject to the terms and conditions hereof, Pledgor shall deliver, or cause to be delivered, to Lender, the original share certificates or other instruments or documents evidencing the Pledged Stock and all other Stock Collateral in existence on the date hereof, and concurrently with the execution of this Pledge Agreement Pledgor shall execute and deliver to Lender appropriate stock powers or other instruments of assignment endorsed in blank. Pledgor represents and warrants to Lender that:

     (a) There are no restrictions on the transfer of any of the Pledged Stock, other than may appear on the face of the certificates;

     (b) The Pledged Stock is issued and registered in the name of Pledgor as the legal and beneficial owner thereof and is duly authorized, validly issued and fully paid and nonassessable;

     (c) Pledgor has the right to transfer the Pledged Stock free of all encumbrances without obtaining the consent of the Issuer thereof or any other shareholder of the Issuer thereof, and Pledgor will defend its title to and the pledge and security interest of Lender in the Pledged Stock against the claims of all persons and entities;

     (d) The pledge of, the grant of the security interest in, and the delivery of the certificates evidencing the Stock Collateral are effective to vest in Lender a valid and perfected first and prior security interest, superior to the rights of any other person in and to the Stock Collateral;

     (e) Pledgor has and will maintain at all times full and absolute equitable and legal title to and ownership of the Collateral, free of all security interests, liens, encumbrances, charges, claims of third parties and rights of set off or recoupment,


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          excepting only the pledge and security interest granted pursuant to this Pledge Agreement (collectively, the "PERMITTED SECURITY INTERESTS"), and Pledgor has good right to pledge the Collateral and to subject the Collateral to the pledge and security interests herein granted; and

     (f) This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor, enforceable in accordance with its terms.

     Notice of acceptance of this Pledge Agreement by Lender is hereby waived.


     2. Voting. Prior to maturity of the Note, Pledgor will have the right to exercise all voting rights with respect to the Stock Collateral.


     3. Dividends/Distributions. For so long as the Note has not matured and except as provided in Paragraph 4 of this Pledge Agreement, Pledgor has the right to receive any sums paid and any cash dividends and other distributions made upon or in respect of any of the Stock Collateral, including without limitation distributions made upon the liquidation or dissolution of the Issuer (collectively, "DISTRIBUTIONS"). Except as provided in the preceding sentence, all Distributions shall be paid over directly to Lender, and shall be held in trust as additional Collateral for the Indebtedness, or, at the option of Lender, applied against the Indebtedness in accordance with Paragraph 7 of this Pledge Agreement. Pledgor agrees to take such action as Lender may reasonably require to collect or enforce any claim for payment or other right or privilege assigned to Lender pursuant to this Pledge Agreement.


     4. Stock Dividends/Additional Collateral. In the event any additional shares of capital stock of any Issuer are issued to Pledgor as a stock dividend on any of the Stock Collateral as a result of any split of the Stock Collateral by reclassification or otherwise, such additional shares will be immediately delivered to Lender and will be subject to this Pledge Agreement as a part of the Stock Collateral to the same extent as the original Stock Collateral. Pledgor will cause any additional securities or property issued to or received by it in respect of any of the Collateral, whether for value paid by it or otherwise, to be delivered to Lender and pledged hereunder, in each case accompanied by proper instruments of assignment duly executed in blank by Pledgor.

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     5. Covenants. Pledgor covenants and agrees that from and after the date hereof and until the Indebtedness is fully satisfied or the Collateral is otherwise released and delivered to Pledgor:

     (a) Without the prior written consent of Lender, Pledgor will not: (i) sell, assign, transfer, exchange, convert or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof; or (ii) take any other action with respect to any of the Collateral that would impair the interest or rights of Lender or Pledgor in, to or with respect to any of the Collateral;

     (b) Without the prior written consent of Lender, Pledgor will not create, incur or permit to exist any lien, security interest, or other encumbrance in or against any of the Collateral, or any interest therein, except for the Permitted Security Interests, will take any and all action necessary to remove any lien, security interest or encumbrance, and Pledgor will pay prior to the delinquency all taxes and assessments against any of the Collateral;

     (c) Pledgor will, at Pledgor's expense, duly and promptly execute and deliver any and all further instruments and documents and take such further action as Lender may deem reasonably necessary to perfect and continue perfected the pledge and security interest granted in this Pledge Agreement, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code as in effect in each relevant jurisdiction and the giving of appropriate notices to bailees or other parties in actual or constructive possession of any of the Collateral, and Pledgor also hereby authorizes Lender to file any such financing statement or continuation statement without the signature of Pledgor to the extent permitted by applicable law; and

     (d) Immediately following the execution of this Pledge Agreement, Pledgor shall give written notice to Issuer, together with a copy of this Pledge Agreement, instructing Issuer in writing (which instructions by their terms shall not be revocable by Pledgor) that upon receipt by such Issuer of written notice from Lender, the Issuer is to pay all Distributions, as and when payable, directly to Lender.

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     6. Rights of Lender.

     (a) In the event Pledgor fails or refuses to perform any of its covenants and obligations under this Pledge Agreement, Lender may, but shall have no obligation to, do all things deemed necessary or appropriate by it to fulfill discharge of such covenants and obligations, and sums paid and expenses incurred by Lender in connection therewith (including, without limitation, reasonable attorneys' fees and expenses) shall be reimbursed by Pledgor on demand by Lender, shall constitute a part of the Indebtedness and shall bear interest from the date paid or incurred at a per annum rate equal to the rate at which interest accrues on the principal balance of the Note after maturity. Pledgor acknowledges and agrees that nothing contained herein shall obligate or impose any duty upon Lender to assume any duties or obligations of Pledgor with respect to the Collateral.

     (b) Lender may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to the Issuer or other issuer thereof for the purpose of making denominational exchanges or registrations or transfers or for such other purpose in furtherance of this Pledge Agreement as Lender may deem desirable.


     7. Events of Default/Remedies. The occurrence of each of the following events shall constitute an Event of Default under this Pledge Agreement ("EVENT OF DEFAULT"):

     (a) The occurrence of any "Event of Default" (as such term is defined in the Note) and the acceleration of the maturity of the Note by Lender.

     (b) Maturity of the Note by reason of the passage of time and the failure of Pledgor to pay the entire unpaid balance of the Note within ten days of such maturity.

     (c) Breach or default by Pledgor of any of the terms of this Pledge Agreement, which breach or default has continued for more than thirty (30) days after written notice from Lender.

     Upon the occurrence and during the continuance of an Event of Default, and following ten (10) days' prior written notice, Lender may, itself or through one or more nominees, at its option:

     (i) exercise all rights and remedies of a pledgee and secured party allowed by applicable law and this Pledge Agreement;

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     (ii) cause the Stock Collateral and other securities included in the
          Collateral to be registered in the name of Lender or its nominee or cause new certificates evidencing the Stock Collateral and such other securities to be issued;

    (iii) exercise all voting and corporate rights at any meeting of any Issuer, or otherwise, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Stock Collateral as if it were the absolute owner thereof; and

     (iv) demand, collect, receive, settle, compromise, adjust, sue for, foreclose or realize upon any of the Collateral, as Lender reasonably may determine, and may receive, open and dispose of mail addressed to Pledgor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of Pledgor, as its attorney-in-fact.


     Further, Lender may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (i) apply any cash dividends received by Lender pursuant to Paragraph 3 of this Pledge Agreement to the Indebtedness in accordance with this Paragraph 7, and (ii) if following such application there remains outstanding any Indebtedness, sell the remaining Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Lender reasonably shall deem appropriate. Lender shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Lender shall comply with all applicable federal and state securities laws in connection with any such sale. Each such purchaser at any such sale shall hold the property sold absolutely and free from any claim or right of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, sale and delivery of the Collateral; and second to the remainder of the Indebtedness and applied in such amounts and in such manner as Lender may determine in its sole discretion. If any deficiency shall remain, Pledgor shall remain liable therefor.

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     In addition thereto, Pledgor further agrees that in the event that notice is necessary under applicable law, written notice given to Pledgor in the manner specified herein for notice, ten (10) business days prior to the date of the disposition of the Collateral at any such public sale or sale at any broker's board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Collateral will be made, shall constitute reasonable and fair notice.


     Pledgor irrevocably designates, makes, constitutes and appoints Lender (and all persons designated by Lender) as Pledgor's true and lawful attorney, and Lender, or Lender's designee may, without notice to Pledgor, and at such time or times as Lender, in its reasonable discretion, may determine, in Pledgor's or Lender's name: (i) do all acts and things necessary, in Lender's discretion, to fulfill Pledgor's obligations under this Pledge Agreement; (ii) execute and deliver stock powers and bond powers with respect to any of the Collateral; and
(iii) endorse the name of Pledgor upon any checks, notes, acceptances, money orders, certificates, drafts or other forms of payment of security that come into Lender's possession.


     All remedies of Lender shall be cumulative to the full extent provided by law. The pursuit by Lender of certain judicial or other remedies shall not abate nor bar resort to other remedies with respect to all or some of the Collateral and shall not bar other remedies with respect to the Indebtedness or to other portions of the Collateral. Lender may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Indebtedness.

     8. Limitations on Lender's Duty. Lender shall exercise reasonable care in the custody and preservation of the Collateral, and shall be deemed to have exercised such reasonable care if it takes such action for that purpose as Pledgor shall request in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure on the part of Lender to preserve or protect any rights with respect to the Collateral against prior parties shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral. Except as otherwise provided in the preceding sentence, Lender shall be accountable only for amounts that it actually receives as a result of the exercise of powers herein conferred, and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act or any delay in acting, except for Lender's gross negligence or willful misconduct. Except as otherwise provided in this Pledge Agreement, Lender shall not be under any duty or obligation whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of

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

protest, or notice of dishonor in connection with any of the Indebtedness. Pledgor recognizes that Lender may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in applicable laws, but it may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale (if otherwise conducted in a commercially reasonable manner) shall be deemed to have been made in a commercially reasonable manner. Lender shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Issuer to register such securities for public sale under applicable laws.


     9. Waiver; Amendment. All rights and remedies of Lender expressed herein are in addition to all other rights and remedies possessed by it. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Lender permitted hereunder shall impair or affect the rights of Lender in and to the Collateral. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender.


     10. Termination. Upon full satisfaction of the Indebtedness and the other obligations of Pledgor hereunder, or such earlier date that Lender voluntarily releases the Collateral to Pledgor, Lender shall promptly cause to be redelivered to Pledgor the Collateral, and this Pledge Agreement shall terminate forthwith.

     11. Successors and Assigns. This Pledge Agreement and all obligations of Pledgor hereunder shall be binding upon Pledgor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Without Lender's prior consent Pledgor shall be entitled at Pledgor's option to transfer and assign the Stock Collateral or any part thereof to the Trustee of the trust established under the Stephen C. Hilbert Amended Trust Agreement, dated December, 1996, provided that concurrently with any such transfer the Trustee of such trust executes and delivers to Lender those documents reasonably required by Lender to confirm and establish the continuation of the pledge and security interest granted hereby in the Stock Collateral owned or held by such Trust and to continue its perfection.


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

     12. Notices. Any and all notices or other communications required or permitted under this Pledge Agreement shall be in writing and shall be sufficiently given if in accordance with the terms of the Collateral Assignment (as such term is defined in the Note.)


     13. General. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.


     Executed and delivered as of the 6th day of April, 2000.

                       /s/  Stephen C. Hilbert
                       --------------------------------------------
                       Stephen C. Hilbert, for himself
                                                            ("PLEDGOR")





STATE OF INDIANA           )
                           )  SS:
COUNTY OF __________       )

     Before me, a Notary Public in and for the State of Indiana, County of Marion, personally appeared Stephen C. Hilbert, who, being first duly sworn, acknowledged execution of

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

the foregoing Pledge Agreement and stated that the representations contained therein are true and correct.

     Witness my hand and Notarial Seal this 6th day of April, 2000.

                              /s/
     (SEAL)            ---------------------------------------------------------
                                                                          Notary
                       ____________________________________,
Public
                       (Printed Name)

I am a resident of
_______________ County, Indiana
My Commission Expires:
______________________________________



                           CONSENT AND ACKNOWLEDGMENT

     The undersigned hereby (i) acknowledges and consents to the pledge of the Pledged Stock of which it is the Issuer, and (ii) by executing this Consent and Acknowledgment it acknowledges receipt of a copy of this Pledge Agreement which it agrees shall be deemed to constitute written notice of such pledge and of irrevocable instructions from Pledgor that upon receipt of written notice from Lender, it is to make all payments of Distributions directly to Lender.

Date: As of April, 2000


                               CONSECO, INC.


                               By: /s/  Rollin M. Dick
                                  --------------------------------------------

                                  Rollin M. Dick, Executive Vice President
                                  --------------------------------------------


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



                          Exhibit A to Pledge Agreement

                                  PLEDGED STOCK


                                                                     Number of
        Corporation                        Certificate No.            Shares
        ----------------------------------------------------------------------
CONSECO, INC.                                  FC57893               One Million


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